ADVANCED SERIES TRUST

AST Mid-Cap Value Portfolio

Supplement dated November 26, 2024 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for the AST Mid-Cap Value Portfolio (the Target Portfolio), the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

At a meeting of the shareholders of the Target Portfolio held on November 26, 2024, shareholders approved the reorganization (the Reorganization) of the Target Portfolio into the AST Large-Cap Value Portfolio (the Acquiring Portfolio), each a series of the Trust.

Pursuant to a plan of reorganization, the assets and liabilities of the Target Portfolio would be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders would become shareholders of the Acquiring Portfolio. No sales charges will be imposed in connection with the Reorganization. The Acquiring Portfolio shares to be received by the Target Portfolio shareholders in the Reorganization will be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the Reorganization. It is expected that the Reorganization will be completed on or about December 16, 2024.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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